                                                                     EXHIBIT 2.1


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               MIRACOM CORPORATION

         The undersigned, Miracom Corporation, a Nevada corporation (the "Corporation"), for the purpose of amending and restating the Articles of Incorporation of the Corporation, in accordance with the provisions of Nevada Revised Statutes, Title 17, Chapter 78, as from time to time amended (the "Nevada General Corporation Law"), does hereby make and execute these Amended and Restated Articles of Incorporation and does hereby certify that:

         1. The name of the Corporation is Miracom Corporation. Its original Articles of Incorporation were filed with the Secretary of State of Nevada on September 13, 1995 under the name I.E.L.S., Inc. and an amendment thereto was filed on September 29, 1998 changing the name of the Corporation to "Miracom Corporation."

         2. Upon a proposal recommended and submitted to the majority stockholders of the Corporation by the Corporation's directors pursuant to
Section 78.315 of the Nevada General Corporation Law, resolutions setting forth the within Amended and Restated Articles of Incorporation of this Corporation were duly adopted by majority vote of the stockholders of the Corporation by written consent, in accordance with Section 78.320 of the Nevada General Corporation Law.

         3. The Amended and Restated Articles of Incorporation of the Corporation submitted and recommended by the Corporation's directors and approved by the majority stockholders of the Corporation read as follows:

                                 ARTICLE 1. NAME

         The name of this corporation is Miracom Corporation.

                          ARTICLE 2. REGISTERED OFFICE

         The address of the registered office of the Corporation in Nevada is 3675 Pecos McLeod, Suite 1400, Las Vegas, Nevada 89109, and the name of its registered agent at such address is Incorp Services, Inc.

                               ARTICLE 3. PURPOSE

         The purpose for which this Corporation is organized in the transaction of any and all lawful activities for which a corporation may be organized under the laws of the State of Nevada, as the same may be amended from time to time.

                               ARTICLE 4. DURATION

         This Corporation is to have perpetual existence.

                          ARTICLE 5. AUTHORIZED SHARES

         The aggregate number of shares which this Corporation shall have authority to issue is 60,000,000 shares of capital stock consisting of 50,000,000 common shares with a par value of $0.001 per share, which shall be known as "Common Stock," and 10,000,000 preferred shares with a par value of $0.001 per share, which shall be known as "Preferred Stock." The capital stock, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

         A. Common Stock. The holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of earnings or surplus legally available therefor, dividends payable either in cash, in property, or in shares of the capital stock of the corporation. Each holder of record of the Common Stock shall have one vote for each share of Common Stock standing in such holder's name on the books of the corporation and entitled to vote. The Common Stock shall have no special powers, preferences, or rights, or qualifications, limitations, or restrictions thereof.

         B. Preferred Stock. Authority is hereby vested in the Board of Directors of the Corporation to provide from time to time for the issuance of Preferred Stock in one or more classes or series and in connection therewith to fix by resolution providing for the issue of such classes or series, the number of shares to be included and describing the voting rights, if any, designations, powers, preferences, and relative participating, optional or other special rights and the qualifications, limitations, and restrictions of such classes or series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the Nevada General Corporation Law.

         Shares of any class or series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise, shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of such class or series or as part of any other class or series of Preferred Stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any class or series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such class or series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to class or series.

                                ARTICLE 6. BYLAWS

         The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation subject to the power of the stockholders to adopt, amend, or repeal such Bylaws.

                           ARTICLE 7. INDEMNIFICATION

         A. To the fullest extent permitted by the laws of the State of Nevada, as the same exist or may hereinafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that nothing contained herein shall eliminate or limit the liability of a director or officer of the Corporation to the extent provided by applicable laws (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (ii) for authorizing the payment of dividends in violation of Section 78.300 of the Nevada General Corporation Law. The limitation of liability provided herein shall continue after a director or officer has ceased to occupy such position as to acts or omissions occurring during such director's or officer's term or terms of office. No repeal, amendment or modification of this Article 7, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director or officer of the Corporation occurring prior to such repeal, amendment or modification.

         B. Except as may otherwise be specifically provided in these Articles of Incorporation, no provision of these Articles of Incorporation is intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Nevada General Corporation Law upon the Corporation, upon its stockholders, bondholders and security holders, and upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Nevada General Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred under the Nevada General Corporation Law. The Corporation shall, to the fullest extent permitted by the laws of the State of Nevada, including, but not limited to
Section 78.751 and Section 78.7502 of the Nevada General Corporation Law, as the same may be amended and supplemented, indemnify, defend and hold harmless any and all directors and officers of the Corporation and may, in the discretion of the board of directors, indemnify any and all other persons whom it shall have power to indemnify under said Sections or otherwise under Nevada law, from and against any and all of the expenses, claims, damages or liabilities or other matters referred to or covered by said Sections. The indemnification provisions contained in the Nevada General Corporation Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, resolution of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.

                              ARTICLE 8. AMENDMENT

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Article of Incorporation, in the manner now or hereafter prescribed by statute or by these Article of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that notwithstanding anything to the contrary in these Articles of Incorporation to the contrary, the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of stock of this Corporation entitled to vote shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with Article 9.

         IN WITNESS WHEREOF, this Amended and Restated Articles of Incorporation is hereby executed on behalf of the corporation by the undersigned officers, this 12th day of November, 1999.


                                         MIRACOM CORPORATION



                                         By: /s/ Shawn D. Lucas
                                             -----------------------------------
                                                 Shawn D. Lucas, President

ATTEST:



By: /s/ Scott A. Anderson
    ---------------------------------
        Scott A. Anderson, Secretary

                                                                     EXHIBIT 2.2






















                          AMENDED AND RESTATED BYLAWS
                                       OF
                              MIRACOM CORPORATION
                             (A NEVADA CORPORATION)

                              MIRACOM CORPORATION

                                     BYLAWS

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                        NUMBER
                                                                                        ------
ARTICLE ONE - OFFICES........................................................................4
        Section 1. Registered Office.........................................................4
        Section 2. Other Offices.............................................................4


ARTICLE TWO - MEETINGS OF SHAREHOLDERS.......................................................4
        Section 1. Place.....................................................................4
        Section 2. Time of Annual Meeting....................................................4
        Section 3. Call of Special Meetings..................................................4
        Section 4. Conduct of Meetings.......................................................4
        Section 5. Notice and Waiver of Notice...............................................5
        Section 6. Business of Special Meeting...............................................5
        Section 7. Quorum....................................................................5
        Section 8. Voting Per Share..........................................................6
        Section 9. Voting of Shares..........................................................6
        Section 10. Proxies..................................................................6
        Section 11. Shareholder List.........................................................7
        Section 12. Action Without Meeting...................................................7
        Section 13. Fixing Record Date.......................................................7
        Section 14. Inspectors and Judges....................................................8
        Section 15. Voting for Directors.....................................................8

ARTICLE THREE - DIRECTORS...................................................................10
        Section 1. Number, Election and Term................................................11
        Section 2. Vacancies................................................................11
        Section 3. Powers...................................................................11
        Section 4. Place of Meetings........................................................11
        Section 5. Annual Meeting...........................................................11
        Section 6. Regular Meetings.........................................................11
        Section 7. Special Meetings and Notice..............................................11
        Section 8. Quorum; Required Vote; Presumption of Assent.............................12
        Section 9. Action Without Meeting...................................................12
        Section 10. Conference Telephone or Similar Communications Equipment Meetings.......12
        Section 11. Committees..............................................................12
        Section 12. Compensation of Directors...............................................13


ARTICLE FOUR - OFFICERS.....................................................................13
        Section 1. Positions................................................................13
        Section 2. Election of Specified Officers by Board..................................13
        Section 3. Election or Appointment of Other Officers................................13
        Section 4. Salaries.................................................................13
        Section 5. Term; Resignation........................................................13
        Section 6. Chairman of the Board....................................................14
        Section 7. President................................................................14
        Section 8. Vice Presidents..........................................................15
        Section 9. Secretary................................................................15
        Section 10. Treasurer...............................................................15
        Section 11. Chief Financial Officer.................................................15
        Section 12. Other Officers, Employees and Agents....................................15

ARTICLE FIVE - CERTIFICATES FOR SHARES......................................................16
        Section 1. Issue of Certificates....................................................16
        Section 2. Legends for Preferences and Restrictions on Transfer.....................16
        Section 3. Facsimile Signatures.....................................................16
        Section 4. Lost Certificates........................................................16
        Section 5. Transfer of Shares.......................................................17
        Section 6. Registered Shareholders..................................................17

ARTICLE SIX - GENERAL PROVISIONS............................................................17
        Section 1. Dividends................................................................17
        Section 2. Reserves.................................................................17
        Section 3. Checks...................................................................17
        Section 4. Fiscal Year..............................................................17
        Section 5. Seal.....................................................................17
        Section 6. Fiscal Year..............................................................18
        Section 7. Seal.....................................................................18
        Section 8. Gender...................................................................18

ARTICLE SEVEN - AMENDMENTS OF BYLAWS........................................................18

CERTIFICATION...............................................................................18

                              MIRACOM CORPORATION

                                     BYLAWS


                                  ARTICLE ONE

                                    OFFICES

        SECTION 1. REGISTERED OFFICE. The registered office of MIRACOM CORPORATION, a Nevada corporation (the "CORPORATION"), shall be located in the City of Las Vegas, State of Nevada, unless otherwise designated by the Board of Directors.

        SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors of the Corporation (the "BOARD OF DIRECTORS") may determine from time to time or as the business of the Corporation may require.


                                  ARTICLE TWO

                            MEETINGS OF STOCKHOLDERS

        SECTION 1. PLACE. All annual meetings of Stockholders shall be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of Stockholders may be held at such place, within or without the State of Nevada, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        SECTION 2. TIME OF ANNUAL MEETING. Annual meetings of Stockholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the Stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

        SECTION 3. CALL OF SPECIAL MEETINGS. Special meetings of the Stockholders shall be held if called by a majority of the Board of Directors, Chairman of the Board, the President, or if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

        SECTION 4. CONDUCT OF MEETINGS. The Chairman of the Board (or in his or her absence, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of Stockholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

        SECTION 5. NOTICE AND WAIVER OF NOTICE. Except as otherwise provided by law, written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each Stockholder of record entitled to vote at such meeting. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first-class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Stockholder at his, her or its address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any Stockholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

        SECTION 6. BUSINESS OF SPECIAL MEETING. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

        SECTION 7. QUORUM. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or by law, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of Stockholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote. If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. After a quorum has been established at any Stockholders' meeting, the subsequent withdrawal of Stockholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

        SECTION 8. VOTING PER SHARE. Except as otherwise provided in the Articles of Incorporation or by law, each Stockholder is entitled to one (1) vote for each outstanding share held by him, her or it on each matter voted at a Stockholders' meeting.

        SECTION 9. VOTING OF SHARES. A Stockholder may vote at any meeting of Stockholders of the Corporation, either in person or by proxy. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate Stockholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate Stockholder may designate. In the absence of any such designation, or, in case of conflicting designation by the corporate Stockholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate Stockholder, in that order, shall be presumed to be fully authorized to vote such shares. Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, her or it, either in person or by proxy, without a transfer of such shares into his, her or its name. Shares standing in the name of a trustee may be voted by him, her or it, either in person or by proxy, but no trustee shall be entitled to vote shares held by him, her or it without a transfer of such shares into his, her or its name or the name of his, her or its nominee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his, her or its name. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect:
(a) if only one votes, in person or by proxy, his, her or its act binds all;
(b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest. The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

        SECTION 10. PROXIES. Any Stockholder of the Corporation, other person entitled to vote on behalf of a Stockholder pursuant to law, or attorney-in-fact for such persons may vote the Stockholder's shares in person or by proxy. Any Stockholder of the Corporation may appoint a proxy to vote or otherwise act for him, her or it by signing an appointment form, either personally or by his, her or its attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, shall be deemed a sufficient appointment form. An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent who is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form. The death or incapacity of the Stockholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his, her or its authority under the appointment. An appointment of a proxy is revocable by the Stockholder unless the appointment is coupled with an interest.

        SECTION 11. STOCKHOLDER LIST. After fixing a record date for a meeting of Stockholders, the Corporation shall prepare an alphabetical list of the names of all its Stockholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The Stockholders' list must be available for inspection by any Stockholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. Any Stockholder of the Corporation or his, her or its agent or attorney is entitled on written demand to inspect the Stockholders' list (subject to the requirements of law), during regular business hours and at his, her or its expense, during the period it is available for inspection. The Corporation shall make the Stockholders' list available at the meeting of Stockholders, and any Stockholder or his, her or its agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

        SECTION 12. ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting without notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the number of votes that would have been necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. Such written consent shall not be valid unless it is (a) signed by the stockholder, (b) dated, as to the date of such stockholder's signature, and (c) delivered to the Corporation personally or by certified or registered mail, return receipt requested, to the Corporation's principal place of business, principal office in the State of Nevada or officer or agent who has custody of the book in which the minutes of meetings of stockholders are recorded, within sixty (60) days after the earliest date that a stockholder signed the written consent. Prompt notice of the taking of any such action shall be given to any such stockholder entitled to vote who has not so consented in writing.

        SECTION 13. FIXING RECORD DATE. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of Stockholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of Stockholders, not less than ten
(10) days, prior to the date on which the particular action requiring such determination of Stockholders is to be taken. If the Board of Directors has not fixed a record date for determining the stockholders entitled to notice of and to vote at a meeting of stockholders, the record date shall be at close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board of Directors has not fixed a record date for determining the stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, the record date shall be the day on which the first written consent is expressed by any stockholder. If the Board of Directors has not fixed a record date for determining stockholders for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

        SECTION 14. INSPECTORS AND JUDGES. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment(s) thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him, her or them, and execute a certificate of any fact found by him, her or them.

        SECTION 15. VOTING FOR DIRECTORS. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

        SECTION 16. STOCKHOLDER NOMINATIONS OF DIRECTOR CANDIDATES. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board at an annual or special meeting of Stockholders may be made by or at the direction of the Board by any nominating committee or person appointed by the Board or by any Stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 16; provided, however, that nominations of persons for election to the Board at a special meeting may be made only if the election of directors is one of the purposes described in the special meeting notice required by Section 78.370 of the Nevada Revised Statutes. Nominations of persons for election at a special meeting, other than nominations made by or at the direction of the Board, shall be made pursuant to notice in writing delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) day following the date on which notice of such meeting is given to Stockholders or made public, whichever first occurs. Nominations of persons for election at an annual meeting, other than nominations made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than thirty (30) calendar days earlier than the date contemplated by the previous year's notice of annual meeting, such notice by the Stockholder to be timely must be so delivered or received not later than the close of business on the fifth (5th) day following the date on which notice of the date of the annual meeting is given to Stockholders or made public, whichever first occurs. Such Stockholder's notice to the Secretary shall set forth the following information: (a) as to each person whom the Stockholder proposes to nominate for election or re-election as a director at the annual meeting, (i) the name, age, business address and residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (iv) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the Stockholder giving the notice of nominees for election at the annual meeting, (i) the name and record address of the Stockholder, and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the Stockholder. The Corporation may require any proposed nominee for election at an annual or special meeting of Stockholders to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the requirements of this Section 16, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        Nothing in the foregoing provision shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for directors submitted by a stockholder.

        SECTION 17. ADVANCE NOTICE OF STOCKHOLDER-PROPOSED BUSINESS FOR ANNUAL MEETING. At an annual meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a Stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than ninety (90) days nor more than one hundred twenty
(120) days prior to the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than thirty
(30) calendar days earlier than the date contemplated by the previous year's notice of annual meeting, such notice by the Stockholder to be timely must be so delivered or received not later than the close of business on the fifth
(5th) day following the date on which notice of the date of the annual meeting is given to Stockholders or made public, whichever first occurs. Such Stockholder's notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the Stockholder proposing such business, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the Stockholder, and (iv) any material interest of the Stockholder in such business. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the requirements of this Section 17, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        Nothing in the foregoing provision shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for directors submitted by a stockholder.


                                 ARTICLE THREE

                                   DIRECTORS

        SECTION 1. NUMBER, ELECTION AND TERM. Subject to the requirements of the applicable provisions of the Nevada Revised Statutes or the Corporation's Articles of Incorporation, the number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors; provided, however, no director's term shall be shortened by reason of a resolution reducing the number of directors. The directors shall be elected at the annual meeting of the Stockholders, except as provided in Section 2 of this Article Three, and each director elected shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified or until his or her earlier resignation, removal from office or death. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Nevada, Stockholders of the Corporation or citizens of the United States.

        SECTION 2. VACANCIES. A director may resign at any time by giving written notice to the Corporation, the Board of Directors or the Chairman of the Board. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date. Any vacancies in the Board of Directors for any reason and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election and until their successors shall be elected and qualified or until their respective earlier resignation, removal or death. No decrease in the number of directors shall shorten the term on any incumbent director.

        SECTION 3. POWERS. Except as provided in the Articles of Incorporation and by law, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

        SECTION 4. PLACE OF MEETINGS. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

        SECTION 5. ANNUAL MEETING. The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of Stockholders.

        SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

        SECTION 7. SPECIAL MEETINGS AND NOTICE. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least forty-eight (48) hours before the meeting. Except as required by statute, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be received. Notice to directors may also be given by telegram, teletype or other form of electronic communication. Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

        SECTION 8. QUORUM; REQUIRED VOTE; PRESUMPTION OF ASSENT. A majority of the number of directors fixed by, or in the manner provided in, these Bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting specific business at the meeting, or he or she votes against or abstains from the action taken.

        SECTION 9. ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

        SECTION 10. CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT MEETINGS. Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

        SECTION 11. COMMITTEES. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by statute. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee. Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it, him or her by law. The provisions of Sections 4 through 10 of this Article 3 shall also apply to committee meetings.

        SECTION 12. COMPENSATION OF DIRECTORS. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                  ARTICLE FOUR

                                    OFFICERS

        SECTION 1. POSITIONS. The officers of the Corporation shall consist of a Chairman of the Board, a President, a Secretary and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and/or one or more Vice Presidents and an Assistant Secretary. Any two or more offices may be held by the same person.

        SECTION 2. ELECTION OF SPECIFIED OFFICERS BY BOARD. The Board of Directors at its first meeting after each annual meeting of Stockholders shall elect a President, a Secretary, a Treasurer and may elect one or more Vice Presidents and an Assistant Secretary.

        SECTION 3. ELECTION OR APPOINTMENT OF OTHER OFFICERS. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation. The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

        SECTION 4. SALARIES. The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to Article Four, Section 2 hereof shall be fixed from time to time by the Board of Directors or pursuant to its discretion. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his or her direction.

        SECTION 5. TERM; RESIGNATION. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors. Any officers or agents appointed by the President of the Corporation pursuant to Section 3 of this Article Four may also be removed from such officer positions by the

President, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors. Any officer of the Corporation may resign from his or her respective office or position by delivering notice to the Corporation. Such resignation is effective when delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

        SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board of Directors, general and active supervision and direction over the business and affairs of the Corporation and over its several officers. The Chairman of the Board shall: (a) preside at all meetings of the stockholders and at all meetings of the Board of Directors; (b) make a report of the state of the business of the Corporation at each annual meeting of the stockholders; (c) see that all orders and resolutions of the Board of Directors are carried into effect; (d) sign, with the Secretary or an Assistant Secretary, certificates for stock of the Corporation; (e) have the right to sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where any of them are required by law otherwise to be signed, executed or delivered; and (f) have the right to cause the corporate seal, if any, to be affixed to any instrument which requires it. In general, the Chairman of the Board shall perform all duties incident to the office of the Chairman of the Board and such other duties as from time to time may be assigned to him or her by the Board of Directors.

        SECTION 7. PRESIDENT.. The President shall have, subject to the control of the Board of Directors and the Chairman of the Board, general and active supervision and direction over the business and affairs of the Corporation and over its several officers. At the request of the Chairman of the Board, or in case of his or her absence or inability to act, the President shall perform the duties of the Chairman of the Board and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board. He may sign, with the Secretary or an Assistant Secretary, certificates for stock of the Corporation. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where any of them are required by law otherwise to be signed, executed or delivered, and he may cause the corporate seal, if any, to be affixed to any instrument which requires it. In general, the President shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board of Directors or the Chairman of the Board.

        SECTION 8. VICE PRESIDENTS. The Vice President and any additional Vice Presidents shall have such powers and perform such duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe and shall perform such other duties as may be prescribed by these Bylaws. At the request of the President, or in case of his or her absence or inability to act, the Vice President shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

        SECTION 9. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record all the proceedings of the meetings of the Stockholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the Stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. He or she shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

        SECTION 10. TREASURER. The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his or her transactions as treasurer and of the financial condition of the Corporation unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation's Chief Financial Officer.

        SECTION 11. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall prepare the financial plans for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries, as well as performing such other duties as may be prescribed by the Board of Directors, the Chairman of the Board or the President.

        SECTION 12. OTHER OFFICERS, EMPLOYEES AND AGENTS. Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him, her or it by the Board of Directors, the officer so appointing him, her or it and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

                                  ARTICLE FIVE

                            CERTIFICATES FOR SHARES

        SECTION 1. ISSUE OF CERTIFICATES. The Corporation shall deliver certificates representing all shares to which Stockholders are entitled; and such certificates shall be signed by the Chairman of the Board, President or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.

        SECTION 2. LEGENDS FOR PREFERENCES AND RESTRICTIONS ON TRANSFER. The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the Stockholder a full statement of this information on request and without charge. Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any Stockholder upon request and without charge, a full statement of such restrictions. If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

               "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER'S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED."

        SECTION 3. FACSIMILE SIGNATURES. The signatures of the Chairman of the Board, the President or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of the issuance.

        SECTION 4. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his, her or its legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

        SECTION 5. TRANSFER OF SHARES. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

        SECTION 6. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.


                                  ARTICLE SIX

                               GENERAL PROVISIONS

        SECTION 1. DIVIDENDS. From time to time, the Board of Directors may declare and the Corporation may pay dividends on its outstanding shares in cash, property or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation.

        SECTION 2. RESERVES. The Board of Directors may create by resolution a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

        SECTION 3. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may designate from time to time.

        SECTION 4. EXECUTION OF CONTRACTS. Except as otherwise required by law or by these Bylaws, any contract or other instrument may be executed and delivered in the name of the Corporation and on its behalf by the Chairman of the Board, the President, or any Vice President. In addition, the Board of Directors may authorize any other officer of officers or agent or agents to execute and deliver any contract or other instrument in the name of the Corporation and on its behalf, and such authority may be general or confined to specific instances as the Board of Directors may by resolution determine.

        SECTION 5. ATTESTATIONS. Any Vice President, the Secretary, or any Assistant Secretary may attest the execution of any instrument or document by the Chairman of the Board, the President, or any other duly authorized officer or agent of the Corporation and may affix the corporate seal, if any, in witness thereof, but neither such attestation nor the affixing of a corporate seal shall be requisite to the validity of any such document or instrument.

        SECTION 6. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31st of each year, unless otherwise fixed by resolution of the Board of Directors.

        SECTION 7. SEAL. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

        SECTION 8. GENDER. All pronouns used in these Bylaws in any gender shall extend to and shall include all other genders as the context may require.


                                 ARTICLE SEVEN

                              AMENDMENTS OF BYLAWS

        Unless otherwise provided by law, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by action of the Board of Directors.


                                 CERTIFICATION

        I HEREBY CERTIFY that the foregoing Amended and Restated Bylaws of MIRACOM CORPORATION are the Bylaws duly adopted by the Board of Directors of the Corporation by unanimous written action dated November 8, 1999.


                                                   /s/ SCOTT A. ANDERSON
                                                   ----------------------------
                                                   SCOTT A. ANDERSON, Secretary